                          Van Eck Worldwide Bond Fund
                    --------------------------------------
                               1997 Annual Report

Dear Fellow Shareholder:

In local currency terms, 1997 was a year of strong performances among the world's fixed income markets outside of Asia, with the UK bond market winning top honors. In general, markets were buoyed by persistent low inflation, moderate economic growth, and supportive monetary policies from central banks. For investors in U.S. dollars, however, the formidable strength of the greenback managed to wipe out most of these local positive results. For the year, the benchmark Salomon Smith Barney World Government Bond Index (WGBI) posted a 9.0% return in local currency terms contrasted to 0.2% in U.S. dollar terms. By comparison, the Worldwide Bond Fund outperformed the Index with a return of 2.4%* in U.S. dollar terms.

BOND MARKET REVIEW
Although supported throughout 1997 by low inflation and a strong U.S. economy, fixed income markets were affected by two major events this past year.

The first half of the year was dominated by the impact of Europe's steady march toward European Monetary Union (EMU), slated by the Maastricht treaty to begin in January 1999. This event has forced a continuing convergence of European interest rates in anticipation of a single currency, the "euro." In order to meet core European rates, higher rates in the peripheral riskier European countries declined steadily, with Italy the region's top performer.

In the second half of 1997, the EMU story was dramatically eclipsed by Asia's debt and currency crisis which began to unfold in early July. Thailand's decision to permit its currency (the baht) to float sent shockwaves through Asia's economies; currencies plunged against the U.S. dollar and stock markets were decimated. By October, the crisis had gathered enough momentum to batter both Hong Kong and South Korea and to cause a global sell-off of equities. A flight-to-quality ensued among bond investors eager to trade high-risk, high-yielding issues for the relative safety of low-risk, high-quality government bonds, particularly U.S. Treasury bonds. This helped the bellwether 30-year U.S. Treasury bond reach record lows by year end. In addition, the U.S. dollar gained strength as it became the currency-of-choice among beleaguered Asian investors who were anxious to pay off short-term foreign debt. The dollar was further helped by the shrinking U.S. federal budget deficit.

In contrast to Asia, the U.S. economy continued its historic expansion, with the end of 1997 marking the seventh consecutive year of growth and the longest period of peacetime prosperity since World War II. Despite this robust growth, inflation fell below 2% by year end, a new low in this economic cycle. This is due in part to the disinflationary impact of Asia's troubles that has forced many U.S. companies to keep a lid on prices in order to remain competitive with less expensive Asian imports. Thus far, this has offset any upward pressure on inflation coming from what is the highest level of U.S. employment in 24 years. Although the Federal Reserve did increase rates once in 1997 (by 0.25% in March on fears of wage inflation), we do not expect the Fed to raise rates any time in the near future--good news for fixed income markets. In addition, while yields have fallen in the U.S., real interest rates (nominal rates minus the inflation rate) remain high and have room to fall.

FUND REVIEW
Reviewing last year's events in terms of your Fund, the strength of the U.S. bond market benefited the Fund's overweighting (relative to the Salomon Smith Barney WGBI) in dollar bloc countries, including the U.S., Canada, Australia, New Zealand and, in particular, the UK. As mentioned in the Fund's semi-annual report, we increased its weighting in UK bonds from 6% of assets in the beginning of the year to 14% by June 30; it currently stands at close to 20%. With the UK's sterling keeping step with the dollar for most of 1997, your Fund was able to benefit from the UK bond market's stellar 14.8% rise in local currency terms. In addition, your Fund profited from its holdings in Italy, Spain, France, Germany and Sweden, which are being sustained by moderate economic growth and tighter fiscal policy throughout the Continent.

LOGO

CURRENCY AND DURATION
In 1997, we emphasized the U.S. dollar and maintained exposure to the European currencies while moving away from Japan's weakening yen. By year end, we had fully eliminated our yen exposure due to the persistent bleakness of Japan's fiscal and economic landscape and the country's proximity to Asia's crisis. The U.S. dollar surged versus most currencies in 1997 and was particularly strong in the second half due to Asia's meltdown. Therefore, any exposure the Fund had to foreign currencies in 1997 hampered performance. At December 31, 1997, the Fund's exposure to the U.S. dollar stood at 60%, and its European exposure at 36%. In addition, we increased the portfolio's duration in the second half of the year to take advantage of the attractive price appreciation potential of long-term bonds.

THE OUTLOOK
We are optimistic about the prospects for your Fund in 1998. Bond markets should continue to benefit from a global environment of low inflation and slowing economic growth, spurred in part by Asia's ills and a solid U.S. dollar. The tremendous bond market gains of 1997 are not likely to be repeated in 1998; rather, we expect that interest rates will remain in a relatively narrow trading range. In the near term, however, the dampening impact of Asia's crisis should continue to be felt through midyear, providing a boost for fixed income markets. We will continue to monitor events closely and to remain flexible in our positioning of Fund assets in order to reach our goal of enhancing shareholder value through total return.

We would like to thank you for your investment in the Worldwide Bond Fund and look forward to helping you meet your investment objectives in the future.


/s/ John C. van Eck   /s/ Charles T. Cameron    /s/ Gregory F. Krenzer

John C. van Eck       Charles T. Cameron        Gregory F. Krenzer
Chairman              Co-Portfolio Manager      Co-Portfolio Manager

January 15, 1998

                         VAN ECK WORLDWIDE BOND FUND
                           vs. Salomon Smith Barney
                            World Gov't Bond Index

                                  LINE GRAPH


           Van Eck Worldwide    Salomon Smith Barney World
               Bond Fund             Gov't Bond Index
           -----------------    --------------------------
12/89            10070                     10495
12/90            11203                     11752
12/91            13263                     13610
12/92            12566                     14363
12/93            13545                     16271
12/94            13367                     16650
12/95            15680                     19820
12/96            16076                     20539
12/97            16459                     20587

Past performance is not indicative of future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The graph shows month-end net asset values; however, the net asset value fluctuates daily.

1. Inception date for the Van Eck Worldwide Bond Fund is 9/1/89.

This graph compares an initial $10,000 investment in the Worldwide Bond Fund made at its inception with a similar investment in the Salomon Smith Barney World Government Bond Index.

THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                              Worldwide Bond Fund
              Schedule of Portfolio Investments December 31, 1997

BONDS AND NOTES                           PRINCIPAL AMOUNT         VALUE (NOTE 1)
---------------------------------------------------------------------------------
CANADA: 4.0%
Canadian Government Bond
 8.00% due 6/01/27                       CAD     5,000,000          $  4,483,579
                                                                    ------------
FRANCE: 4.6%
French Government Bond
 BTNS 5.5% due 10/12/01*                 FRF    30,500,000             5,211,913
                                                                    ------------
GERMANY: 6.6%
Bundesrepublik Deutschland Bonds
 7.375% due 1/03/05*                     DEM     7,000,000             4,380,634
 6.00% due 1/04/07*                              5,300,000             3,079,393
                                                                    ------------
                                                                       7,460,027
                                                                    ------------
IRELAND: 2.0%
Irish Government Bond
 8.00% due 8/18/06                       IEP     1,350,000             2,247,361
                                                                    ------------
ITALY: 1.9%
Italian Government Bond
 7.50% due 10/01/99                      ITL 3,600,000,000             2,124,123
                                                                    ------------
NEW ZEALAND: 5.5%
New Zealand Government Bonds
 10.00% due 3/15/02                      NZD     6,700,000             4,265,046
 8.00% due 11/15/06                              3,000,000             1,854,255
                                                                    ------------
                                                                       6,119,301
                                                                    ------------
SPAIN: 0.8%
Spanish Government Bond
 7.40% due 7/30/99                       ESP   135,000,000               923,057
                                                                    ------------
SWEDEN: 5.1%
Swedish Government Bonds
 10.25% due 5/05/03                      SEK    14,000,000             2,127,216
  6.00% due 2/09/05                             28,000,000             3,560,995
                                                                    ------------
                                                                       5,688,211
                                                                    ------------
UNITED KINGDOM: 19.7%
Great Britain Government Bonds
 7.50% due 12/07/06                      GBP     6,800,000            12,078,932
 7.75% due 9/08/06                               2,000,000             3,593,865
 8.00% due 6/07/21                               1,500,000             3,006,981
JP Morgan
 7.75% due 12/30/03                              2,000,000             3,429,376
                                                                    ------------
                                                                      22,109,154
                                                                    ------------
UNITED STATES: 45.4%
U.S. Treasury Notes
 7.125% due 9/30/99*                     USD     6,700,000             6,861,222
 6.50% due 8/15/05*                              5,600,000             5,845,006
 6.25% due 2/15/07*                              6,500,000             6,711,256
 6.00% due 8/15/00                              11,250,000            11,334,386
 5.875% due 9/30/02                              5,000,000             5,031,255
 5.50% due 11/15/98*                             7,400,000             7,390,757
U.S. Treasury Bonds
 6.75% due 8/15/26*                              4,000,000             4,405,004
 6.625% due 2/15/27                              3,250,000             3,528,285
                                                                    ------------
                                                                      51,107,171
                                                                    ------------
TOTAL BONDS AND NOTES: 95.6% (COST: $107,038,183)                    107,473,897
                                                                    ------------
SHORT-TERM OBLIGATIONS
---------------------------------------------------------------------------------
UNITED STATES: 2.6%
G.E. Capital Commercial Paper Interest Yield
 5.65% due 1/02/98                       USD       925,000               924,855
U.S. Treasury Bill
 Interest Yield 5.15% due 1/22/98                2,000,000             1,993,992
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS: 2.6% (AMORTIZED COST:
 $2,918,847)                                                           2,918,847
                                                                    ------------
TOTAL INVESTMENTS: 98.2% (COST: $109,957,030)                        110,392,744
OTHER ASSETS LESS LIABILITIES: 1.8%                                    2,067,912
                                                                    ------------
NET ASSETS: 100%                                                    $112,460,656
                                                                    ============

-------
* These securities are segregated for forward currency contracts.

                       See Notes to Financial Statements.

                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments at value (identified cost, $109,957,030) (Note 1).....  $110,392,744
Receivables:
 Interest.........................................................     2,894,104
 Capital shares sold..............................................       271,581
Unrealized appreciation on forward currency contracts (Note 4)....       137,339
                                                                    ------------
  Total assets....................................................   113,695,768
                                                                    ------------
LIABILITIES:
Payables:
 Due to custodian.................................................       783,292
 Capital shares redeemed..........................................        62,756
Unrealized depreciation on forward currency contracts (Note 4)....       337,156
Accounts payable..................................................        51,908
                                                                    ------------
  Total liabilities...............................................     1,235,112
                                                                    ------------
Net Assets........................................................  $112,460,656
                                                                    ============
Shares Outstanding................................................    10,228,591
                                                                    ============
Net asset value, redemption price and offering price per share            $10.99
 ($112,460,656/10,228,591)........................................        ======
Net assets consist of:
 Aggregate paid in capital........................................  $113,224,049
 Unrealized appreciation of investments, forward contracts and
  foreign currency................................................       198,649
 Undistributed net investment income..............................       723,165
 Accumulated realized loss........................................    (1,685,207)
                                                                    ------------
                                                                    $112,460,656
                                                                    ============

                       See Notes to Financial Statements.

                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                              YEAR ENDED
                                                          DECEMBER 31, 1997
                                                        ----------------------
Interest Income (Note 1)..............................             $ 6,066,724
EXPENSES:
Management (Note 2)...................................  $1,117,119
Professional fees.....................................      41,157
Custody...............................................      31,365
Reports to shareholders...............................      20,724
Trustees..............................................      19,978
Miscellaneous.........................................      17,575
                                                        ----------
 Total expenses.......................................               1,247,918
                                                                   -----------
 Net investment income................................               4,818,806
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized gain from security transactions..............                 939,587
Realized loss from foreign currency transactions......              (1,588,761)
Change in unrealized depreciation of investments......              (1,375,718)
Change in unrealized depreciation of foreign currency
 receivables and payables.............................                 (16,761)
Change in unrealized depreciation of forward currency
 contracts............................................                (212,353)
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..             $ 2,564,800
                                                                   ===========

                       See Notes to Financial Statements.

                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE
                                           YEAR      EIGHT MONTHS      YEAR
                                          ENDED         ENDED         ENDED
                                       DECEMBER 31,  DECEMBER 31,   APRIL 30,
                                           1997          1996          1996
                                       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
 Net investment income...............  $  4,818,806  $  3,769,611  $  5,770,316
 Realized gain from futures contracts
  and options........................           --            --          3,705
 Realized gain from security
  transactions.......................       939,587       817,168     1,311,357
 Realized gain (loss) from foreign
  currency transactions..............    (1,588,761)   (1,674,843)    1,451,829
 Change in unrealized appreciation
  (depreciation) of investments......    (1,375,718)    2,881,675    (2,111,991)
 Change in unrealized appreciation
  (depreciation) of foreign currency
  receivables and payables...........       (16,761)       12,454        59,383
 Change in unrealized depreciation of
  forward currency contracts.........      (212,353)     (384,523)   (3,980,822)
 Change in unrealized appreciation of
  futures contracts..................           --            --          4,120
                                       ------------  ------------  ------------
 Increase in net assets resulting
  from operations....................     2,564,800     5,421,542     2,507,897
                                       ------------  ------------  ------------
 Dividends to shareholders from net
  investment income..................    (3,749,849)   (3,020,905)   (8,098,367)
                                       ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS*:
 Net proceeds from sales of shares...    33,108,189    26,077,547    56,024,013
 Reinvestment of dividends...........     3,749,849     3,020,905     8,098,367
                                       ------------  ------------  ------------
                                         36,858,038    29,098,452    64,122,380
 Cost of shares reacquired...........   (41,888,456)  (20,363,640)  (64,457,152)
                                       ------------  ------------  ------------
 Increase (decrease) in net assets
  resulting from capital share
  transactions.......................    (5,030,418)    8,734,812      (334,772)
                                       ------------  ------------  ------------
 Total increase (decrease) in net
  assets.............................    (6,215,467)   11,135,449    (5,925,242)
NET ASSETS:
 Beginning of period.................   118,676,123   107,540,674   113,465,916
                                       ------------  ------------  ------------
 End of period (including
  undistributed net investment income
  of $723,165,
  $3,513,748 and $2,970,039,
  respectively)......................  $112,460,656  $118,676,123  $107,540,674
                                       ============  ============  ============
*SHARES OF BENEFICIAL INTEREST ISSUED
 AND REDEEMED
 (UNLIMITED NUMBER OF $.001 PAR VALUE
 SHARES AUTHORIZED)
 Shares sold.........................     3,059,504     2,409,912     5,046,092
 Reinvestment of dividends...........       355,099       286,885       731,260
                                       ------------  ------------  ------------
                                          3,414,603     2,696,797     5,777,352
 Shares reacquired...................    (3,880,804)   (1,886,609)   (5,794,591)
                                       ------------  ------------  ------------
 Net increase (decrease).............      (466,201)      810,188       (17,239)
                                       ============  ============  ============

                       See Notes to Financial Statements.

                              Worldwide Bond Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                            FOR THE EIGHT MONTHS
                                                   ENDED               YEAR ENDED APRIL 30,
                             YEAR ENDED         DECEMBER 31,     ------------------------------------
                          DECEMBER 31, 1997         1996           1996      1995     1994     1993
                          ----------------- -------------------- --------  --------  -------  -------
Net Asset Value,
 Beginning of Period....        $11.10              $10.88         $11.46    $10.05   $10.62   $11.57
                              --------            --------       --------  --------  -------  -------
Income From Investment
 Operations:
 Net investment income..          0.48                0.36           0.58      0.68*    0.63     0.81
 Net gains (losses) on
  securities (both
  realized and
  unrealized)...........         (0.23)               0.17          (0.34)     0.77    (0.37)   (0.75)
                              --------            --------       --------  --------  -------  -------
Total From Investment
 Operations.............          0.25                0.53           0.24      1.45     0.26     0.06
                              --------            --------       --------  --------  -------  -------
Less Distributions:
 Dividends from net
  investment income.....         (0.36)              (0.31)         (0.82)    (0.04)   (0.72)   (0.83)
 Distributions from
  capital gains.........           --                  --             --        --     (0.11)   (0.18)
                              --------            --------       --------  --------  -------  -------
Total Distributions.....         (0.36)              (0.31)         (0.82)    (0.04)   (0.83)   (1.01)
                              --------            --------       --------  --------  -------  -------
Net Asset Value, End of
 Period.................        $10.99              $11.10         $10.88    $11.46   $10.05   $10.62
                              ========            ========       ========  ========  =======  =======
Total Return (a)........         2.38%               4.98%          2.07%    14.51%    2.49%    0.38%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........      $112,461            $118,676       $107,541  $113,466  $80,908  $66,035
Ratio of Gross Expenses
 to Average Net Assets..         1.12%               1.17%(b)       1.10%     0.99%
Ratio of Net Expenses to
 Average Net Assets.....         1.12%               1.16%(b)       1.08%     0.98%    0.93%    1.01%
Ratio of Net Income to
 Average Net Assets.....         4.31%               4.99%(b)       5.26%     6.24%    6.47%    8.47%
Portfolio Turnover Rate.       135.36%              73.95%        208.05%   265.87%   37.59%  248.21%

-----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution of capital gains at net asset value during the period and a redemption on the last day of the period. Total return for the period less than one year was not annualized.
(b) Annualized.
 * Based on average shares outstanding.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund, a non-diversified series, (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The

                              Worldwide Bond Fund
-------------------------------------------------------------------------------

  portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the year ended December 31, 1997 decreased accumulated realized loss and decreased undistributed net investment income by $3,859,540.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--Van Eck Associates Corporation earned fees of $1,117,119 for the year ended December 31, 1997 for investment management and advisory services. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $135,083,818 and $124,413,988, respectively, for the year ended December 31, 1997. For federal income tax purposes, the identified cost of investments owned at December 31, 1997 was $109,957,030. As of December 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $435,714, of which $3,659,697 related to appreciated securities and $3,223,983 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carry forward of $1,134,234 available, expiring December 31, 2004, to offset future capital gains.

NOTE 4--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At December 31, 1997, the Fund had the following outstanding forward currency contracts:

                                                     UNREALIZED
                        VALUE AT                    APPRECIATION
CONTRACTS            SETTLEMENT DATE CURRENT VALUE (DEPRECIATION)
-------------------  --------------- ------------- --------------
FORWARD CURRENCY BUY CONTRACTS:
DEM 15,761,365
   expiring 3/18/98    $8,934,679     $8,802,721     $(131,958)
ITL 4,320,712,500
   expiring 3/18/98     2,486,026      2,441,563       (44,463)
FORWARD CURRENCY SELL CONTRACTS:
GBP 9,271,853
   expiring 3/18/98    15,078,605     15,239,340      (160,735)
IEP 1,480,000
   expiring 3/18/98     2,148,960      2,110,776        38,184
NZD 10,500,000
   expiring 3/18/98     6,163,500      6,064,345        99,155
                                                     ---------
                                                     $(199,817)
                                                     =========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 5--OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the

                              Worldwide Bond Fund
-------------------------------------------------------------------------------

underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

NOTE 6--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of December 31, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $18,821.

NOTE 8--An income dividend of $0.10 a share was paid on January 30, 1998 to shareholders of record date January 28, 1998 with a reinvestment date of January 30, 1998.

                              Worldwide Bond Fund
-------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Eck Worldwide Insurance
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Worldwide Bond Fund (the "Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the eight months ended December 31, 1996, and for the year ended April 30, 1996, and the financial highlights for the year then ended, for the eight months ended December 31, 1996, and for each of the four years in the period ended April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Bond Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                      Coopers & Lybrand L.L.P.

New York, New York
February 13, 1998

December 31, 1997



VAN ECK
WORLDWIDE
INSURANCE TRUST
ANNUAL REPORT


Worldwide
Bond Fund

FRENCH GOVERNMENT BONDS . US BONDS . JAPANESE BONDS . SWEDISH BONDS . GERMAN GOVERNMENT BONDS . CANADIAN GOVERNMENT BONDS . ECU BONDS . UK BONDS
 .   SWISS BONDS . ECU BONDS . UK BONDS . FRENCH GOVERNMENT BONDS .
JAPANESE BONDS . AUSTRALIAN GOVERNMENT BONDS . ECU BONDS . FRENCH GOVERNMENT BONDS . US BONDS . SWEDISH BONDS . UK BONDS . GERMAN GOVERNMENT BONDS
 . SWISS BONDS  ECU BONDS .


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VAN ECK WORLDWIDE
 INSURANCE TRUST

-------------------

Worldwide Bond Fund



Van Eck Worldwide Insurance Trust
----------------------------------
99 Park Avenue, New York, NY 10016



This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.

FR1998-0121-0122


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     Van Eck Worldwide\rBond Fund  Salomon Bros. World\rGov't Bond Index